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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 15, 2003
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     0-12050                 52-1528581
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


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ITEM  5.     OTHER  EVENTS

On January 15, 2003, the Registrant entered into a Stock Purchase Agreement (the "Agreement") with Ameritas Life Insurance Corp. ("ALIC") to acquire all the capital stock (the ''AMDP Stock'') of Ameritas Managed Dental Plan, Inc., a California dental health maintenance organization ("Dental HMO") (''AMDP'') (the ''Transaction''). The Agreement between the parties describes the Transaction, which is subject only to (i) appropriate regulatory approval from the California Department of Managed Health Care (the "Department") and (ii) there being no material adverse change in AMDP. The Registrant anticipates the Transaction will be completed before the end of the second quarter of 2003, but there can be no assurance that the Transaction will be completed. Assuming the Transaction is completed, the Registrant plans to cause the merger of AMDP and the Registrant's wholly owned California subsidiary, SafeGuard Health Plans, Inc., a California Corporation ("SafeGuard-California") and a licensee under the Knox-Keene Health Care Service Plan Act of 1975, as amended, in connection with the closing of the Transaction.

If the Transaction closes, the Registrant will pay for the AMDP Stock the total consideration of $1,100,000 in cash ("the Purchase Price"). The amount of the Purchase Price paid by the Registrant shall be increased by the amount of the Tangible Net Assets, as of the closing date, which exceed the sum of $605,303, or decreased by the amount by which the Tangible Net Assets, as of the closing date, are less than $605,303 (the "Adjusted Purchase Price"). Such adjustment shall occur within forty-five (45) days of the closing of the Transaction. The parties agree that AMDP's Tangible Net Assets equal $605,303 as of September 30, 2002. For purposes of calculating the Adjusted Purchase Price, "AMDP's Tangible Net Assets" means AMDP's total assets less total liabilities, income tax receivable and deferred taxes, as such terms are defined under accounting principles generally accepted in the United States of America.

In exchange for the Purchase Price and any adjustment provided for by the Adjusted Purchase Price, the Registrant shall receive all the issued and outstanding shares of AMDP Stock from ALIC, including but not limited to all the contracts between AMDP, and its providers, clients, brokers and agents, tangible net assets, which include but are not limited to all cash and marketable securities owned by AMDP at closing, currently valued at $605,303, as of September 30, 2002, all intangible assets and liabilities not specifically retained by ALIC.

If  the Transaction closes, the Registrant shall also pay ALIC, by the twentieth
(20th) day of the first full month following the month following the closing date and each of the next fifty-nine (59) consecutive months, a sum equal to ten percent (10%) of the previous month's "AMDP Block of Business." The "AMDP Block of Business" means the monthly revenues collected by the Registrant from individuals or groups enrolled at the time of the closing date in an AMDP individual or group Dental HMO contract and (1) who remain enrolled in any Registrant or AMDP Dental HMO plan after the closing date; or (2) who reenroll within twelve (12) months of the Closing Date in any Registrant or AMDP Dental HMO plan.

As a part of the Transaction, the Registrant will also enter into a five (5) year Marketing Services Agreement (the "MSA") whereby ALIC will provide marketing services in support of the products offered by SafeGuard-California which shall be offered to ALIC's other clients in California in connection with


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indemnity/preferred  provider  organization dental products offered by ALIC (the
"Marketing Services"). ALIC shall also provide usual and customary account management services in connection with the business placed by ALIC with SafeGuard-California (the Account Management Services"). In exchange for such Marketing and Account Management Services, SafeGuard-California shall pay ALIC fifteen percent (15%) of the premiums collected by SafeGuard-California on account of such contracts placed by ALIC with SafeGuard-California. The parties also agreed that ALIC will not, within a five (5) year period immediately following the closing date of the Transaction, have any ownership interest in any corporation or entity that provides or arranges for the provision of Dental HMO benefits in California.

AMDP, a wholly owned subsidiary of ALIC, operates a Dental HMO in the six (6) southern counties of the State of California, is licensed as a Specialized Knox-Keene Health Care Service Plan by the Department, and offers Dental HMO plans in the State of California for both individuals and employer groups. AMDP has established a network of approximately 1,100 licensed dentists in the six
(6) southern counties of the State of California who have contracted with AMDP to provide Dental HMO services to enrollees. AMDP currently has approximately 30,000 members in its Dental HMO plans.

The description of the Transaction contained in this filing is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement, without exhibits, filed as Exhibit 10.34 to this Current Report on Form 8-K (1). A copy of the Press Release, dated January 17, 2003, issued in connection with this Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.


                                      * * *

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)






_____________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.


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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     EXHIBITS

     EXHIBIT  NO.   DESCRIPTION
     ------------   -----------

     10.34 Stock Purchase Agreement, without Exhibits, dated as of January 15, 2003, by and between the Registrant and Ameritas Life Insurance Corp. is filed herewith. (1)

     99.1 Press Release, dated January 17, 2003 regarding this Acquisition, is filed herewith.

                                      * * *

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)






(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SAFEGUARD HEALTH ENTERPRISES, INC.



Date: February 14, 2003             By:   /s/  Dennis  L.  Gates
                                          -------------------------------
                                          DENNIS  L.  GATES
                                          Senior Vice President and Chief
                                          Financial Officer



Date: February 14, 2003             By:   /s/  Ronald  I.  Brendzel
                                          -------------------------------
                                          RONALD I. BRENDZEL
                                          Senior Vice President and
                                          Secretary


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                                INDEX TO EXHIBITS


EXHIBIT  NO.        DESCRIPTION
------------        -----------

     10.34 Stock Purchase Agreement, without Exhibits, dated as of January 15, 2003, by and between the Registrant and Ameritas Life Insurance Corp. is filed herewith. (1)

     99.1 Press Release, dated January 17, 2003 regarding this Acquisition, is filed herewith.





(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.


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